Kayne Anderson

MLP Investment Company

FIRST QUARTER REPORT
FEBRUARY 28, 2009

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2009
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 139.3%
Equity Investments(a) — 136.7%
Midstream MLP(b) — 94.1%
Atlas Pipeline Partners, L.P.	627	$3,573
Buckeye Partners, L.P.	84	3,319
Copano Energy, L.L.C.	3,585	50,973
Crosstex Energy, L.P.	3,181	11,007
DCP Midstream Partners, LP	192	2,074
Duncan Energy Partners L.P.	58	943
Eagle Rock Energy Partners, L.P.	249	1,156
El Paso Pipeline Partners, L.P.	277	4,878
Enbridge Energy Partners L.P.	1,337	38,074
Energy Transfer Partners, L.P.	2,476	89,673
Enterprise Products Partners L.P.	3,721	80,294
Exterran Partners, L.P.	755	9,249
Global Partners L.P.	1,472	15,746
Hiland Partners, LP	82	606
Holly Energy Partners, L.P.	131	3,330
Magellan Midstream Partners, L.P.	2,223	70,694
MarkWest Energy Partners, L.P.	2,326	25,028
Martin Midstream Partners L.P.	412	7,674
ONEOK Partners, L.P.	164	6,969
Plains All American Pipeline, L.P.(c)	2,876	110,856
Quicksilver Gas Services LP	39	475
Regency Energy Partners LP	1,989	20,429
Targa Resources Partners LP	471	3,984
TC PipeLines, LP	1,027	26,562
TEPPCO Partners, L.P.	617	14,033
Transmontaigne Partners L.P.	46	786
Western Gas Partners LP	715	10,495
Williams Partners L.P.	497	5,437
Williams Pipeline Partners L.P.(d)	199	3,151

		621,468

Propane MLP — 10.5%
Inergy, L.P.	3,077	69,305

Shipping MLP — 3.0%
Capital Product Partners L.P.	72	490
K-Sea Transportation Partners L.P.	167	2,784
Navios Maritime Partners L.P.	210	1,627
OSG America L.P.	555	3,716
Teekay LNG Partners L.P.	433	7,977
Teekay Offshore Partners L.P.	267	3,187

		19,781

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2009
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Coal MLP — 2.1%
Alliance Resource Partners, L.P.	111	$2,931
Clearwater Natural Resources, LP — Unregistered(e)(f)(g)	3,889	3,889
Clearwater Natural Resources, LP — Unregistered, Deferred Participation Units(e)(f)(g)(h)	41	—
Clearwater Natural Resources, LP — Unregistered, Warrants(e)(f)(g)(i)	34	33
Natural Resource Partners L.P.	97	2,018
Penn Virginia Resource Partners, L.P.(d)	413	4,811

		13,682

Upstream MLP(b) — 3.7%
Atlas Energy Resources, LLC	1,308	17,431
BreitBurn Energy Partners L.P.	1,086	6,785
Constellation Energy Partners LLC	276	541

		24,757

MLP Affiliates(b) — 14.4%
Enbridge Energy Management, L.L.C.(j)	531	14,558
Kinder Morgan Management, LLC(d)(j)	1,935	80,710

		95,268

General Partner MLP(b) — 8.4%
Alliance Holdings GP L.P.	63	934
CNR GP Holdco, LLC — Unregistered(e)(f)(g)(k)	N/A	—
Energy Transfer Equity, L.P.	664	13,029
Enterprise GP Holdings L.P.	1,082	21,171
Hiland Holdings GP, LP	149	413
Inergy Holdings GP	95	2,637
Magellan Midstream Holdings, L.P.	1,086	17,286

		55,470

Other MLP — 0.5%
Calumet Specialty Products Partners, L.P.	288	3,481

Total Equity Investments (Cost — $1,069,533)		903,212

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2009
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Energy Debt Investments — 2.6%
Coal MLP — 1.9%
Clearwater Natural Resources, LP(e)(f)	(l)	12/3/09	$13,601	$12,831

Upstream MLP(b) — 0.3%
Atlas Energy Resources, LLC	10.75%	2/1/18	2,427	1,965

Other — 0.4%
Calumet Lubricants Co., L.P.	(m)	3/15/15	4,412	2,249
Calumet Lubricants Co., L.P.	(n)	3/15/15	588	301

				2,550

Total Energy Debt Investments (Cost — $18,098)				17,346

Total Long-Term Investments (Cost — $1,087,631)				920,558

Short-Term Investment — 6.0%
Repurchase Agreements — 5.8%
J.P. Morgan Securities Inc. (Agreement dated 2/27/09 to be repurchased at $38,653), collateralized by $39,763 in U.S. Treasury note (Cost — $38,653)	0.18	3/2/09		38,653

	No. of
	Contracts

Call Option Contracts Purchased(g) — 0.2%
Midstream MLP — 0.2%
Enterprise Products Partners L.P., call option expiring 6/20/09 @ $25.00	5,000	212
Magellan Midstream Partners L.P., call option expiring 4/18/09 @ $30.00	2,820	832
ONEOK Partners, L.P., call option expiring 4/18/09 @ $50.00	3,000	83

		1,127

General Partner MLP — 0.0%
Magellan Midstream Holdings L.P., call option expiring 3/21/09 @ $17.50	2,100	42

Total Call Option Contracts Purchased (Premiums Paid — $3,611)		1,169

Total Short-Term Investments — (Cost — $42,264)		39,822

Total Investments — 145.3% (Cost — $1,129,895)		960,380

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2009
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Contracts	Value

Liabilities
Option Contracts Written(g)
Coal MLP
Penn Virginia Resource Partners, L.P., call option expiring 3/21/09 @ $15.00	1,620	$(8)
Midstream MLP
Williams Pipeline Partners L.P., call option expiring 3/21/09 @ $17.50	155	(1)

Total Call Option Contracts Written (Premiums Received — $201)		(9)
Senior Unsecured Notes		(304,000)
Unrealized Depreciation on Interest Rate Swap Contracts		(28)
Other Liabilities		(15,113)

Total Liabilities		(319,150)

Net Deferred Tax Asset		83,957
Unrealized Appreciation on Interest Rate Swap Contracts		154
Other Assets		10,390

Total Liabilities in Excess of Other Assets		(224,649)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$660,731

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	The Company believes that it is an affiliate of Plains All American, L.P. (See Note 5 — Agreements and Affiliations).

(d)	Security or a portion thereof is segregated as collateral on option contracts written or interest rate swap contracts.

(e)	Fair valued securities, restricted from public sale (See Notes 2, 3 and 7).

(f)	Clearwater Natural Resources, LP is a privately-held MLP that the Company believes is a controlled affiliate (See Note 5 — Agreements and Affiliations). On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and Clearwater Natural Resources, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

(g)	Security is non-income producing.

(h)	Holders of Clearwater Natural Resources, LP’s deferred participation units are entitled, in certain circumstances, to receive a portion of value realized in a sale or initial public offering by certain of the partnership’s common unitholders.

(i)	Warrants are non-income producing and expire on September 30, 2018.

(j)	Distributions are paid in-kind.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2009
(UNAUDITED)

(k)	CNR GP Holdco, LLC is the general partner of Clearwater Natural Resources, LP. The Company owns 83.7% of CNR GP Holdco, LLC and believes it is a controlled affiliate (See Note 5 — Agreements and Affiliations).

(l)	Floating rate unsecured working capital term loan. Interest is paid in-kind at a rate of the higher of one year LIBOR or 4.75% plus 900 basis points (13.75% as of February 28, 2009).

(m)	Floating rate senior secured first lien loan facility. Security pays interest at a rate of LIBOR + 400 basis points (6.15% as of February 28, 2009).

(n)	Fixed rate letter of credit facility. Security pays interest at 4.00%.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2009
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $910,719)	$792,949
Affiliated (Cost — $89,331)	110,856
Controlled (Cost — $87,581)	16,753
Call option contracts purchased (Cost — $3,611)	1,169
Repurchase agreement (Cost — $38,653)	38,653

Total investments (Cost — $1,129,895)	960,380
Deposits with brokers	240
Receivable for securities sold	7,230
Income tax receivable	67
Interest, dividends and distributions receivable	337
Unrealized appreciation on interest rate swap contracts	154
Deferred debt issuance costs and other, net	2,516
Net deferred tax asset	83,957

Total Assets	1,054,881

LIABILITIES
Payable for securities purchased	7,625
Investment management fee payable	3,217
Accrued directors’ fees and expenses	51
Call option contracts written (Premiums received — $201)	9
Accrued expenses and other liabilities	4,220
Unrealized depreciation on interest rate swap contracts	28
Senior Unsecured Notes	304,000

Total Liabilities	319,150

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$660,731

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (44,520,057 shares issued and outstanding, 199,990,000 shares authorized)	$45
Paid-in capital	816,371
Accumulated net investment loss, net of income taxes, less dividends	(107,875)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	60,609
Net unrealized losses on investments and interest rate swap contracts, net of income taxes	(108,419)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$660,731

NET ASSET VALUE PER COMMON SHARE	$14.84

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2009
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$22,813
Affiliated investments	2,567

Total dividends and distributions	25,380
Return of capital	(22,712)

Net dividends and distributions	2,668
Interest
Non-affiliated investments	3
Controlled investments	431

Total interest	434

Total Investment Income	3,102

Expenses
Investment management fees	3,217
Professional fees	325
Administration fees	124
Reports to stockholders	57
Custodian fees	34
Directors’ fees	52
Insurance	54
Other expenses	493

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	4,356
Interest expense	4,683
Auction agent fees	24

Total Expenses — Before Taxes	9,063

Net Investment Loss — Before Taxes	(5,961)
Deferred tax benefit	2,206

Net Investment Loss	(3,755)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	(1,388)
Options	345
Payments on interest rate swap contracts	(13,154)
Deferred tax benefit	5,253

Net Realized Losses	(8,944)

Net Change in Unrealized Gains/(Losses)
Investments	55,000
Options	(2,250)
Interest rate swap contracts	9,003
Deferred tax expense	(22,849)

Net Change in Unrealized Gains	38,904

Net Realized and Unrealized Gains	29,960

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	26,205
DISTRIBUTION TO PREFERRED STOCKHOLDERS	(192)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$26,013

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Three
	Months Ended		For the Fiscal
	February 28, 2009		Year Ended
	(Unaudited)		November 30, 2008

OPERATIONS
Net investment loss, net of tax	$(3,755)		$(31,676)
Net realized losses, net of tax	(8,944)		(628)
Net change in unrealized gains/(losses), net of tax	38,904		(549,121)

Net Increase/(Decrease) in Net Assets Resulting from Operations	26,205		(581,425)

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
Dividends	—		—
Distributions — return of capital	(192	)(1)	(4,176	)(2)

Dividends/Distributions to Preferred Shareholders	(192)		(4,176)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	—		—
Distributions — return of capital	(22,088	)(1)	(86,757	)(2)

Dividends/Distributions to Common Shareholders	(22,088)		(86,757)

CAPITAL STOCK TRANSACTIONS
Issuance of 343,871 and 950,637 shares of common stock from reinvestment of distributions, respectively	5,650		23,484

Total Increase/(Decrease) in Net Assets Applicable to Common Stockholders	9,575		(648,874)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	651,156		1,300,030

End of period	$660,731		$651,156

(1)	This is an estimate of the characterization of a portion of the total distributions paid to preferred and common stockholders for the three months ended February 28, 2009 as either dividends (ordinary income) or distributions (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total distributions paid to preferred and common stockholders for the fiscal year ended November 30, 2008 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2009
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$26,205
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	15,390
Return of capital distributions	22,712
Net realized losses	14,197
Unrealized gains on investments, interest rate swap contracts and options written	(61,753)
Amortization of debt premium, net	25
Purchase of investments	(49,124)
Proceeds from sale of investments	57,429
Purchase of short-term investments, net	(10,985)
Sale of option contracts, net	1,732
Decrease in deposits with brokers	2,075
Increase in receivable for securities sold	(4,711)
Decrease in income tax receivable	665
Decrease in interest, dividend and distributions receivables	345
Decrease in deferred debt issuance costs and other	188
Increase in payable for securities purchased	7,596
Decrease in investment management fee payable	(1,412)
Decrease in accrued directors’ fees	(1)
Decrease in accrued expenses and other liabilities	(3,943)

Net Cash Provided by Operating Activities	16,630

CASH FLOWS FROM FINANCING ACTIVITIES
Cash distributions paid to preferred stockholders	(192)
Cash distributions paid to common stockholders	(16,438)

Net Cash Used in Financing Activities	(16,630)

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $5,650 pursuant to the Company’s dividend reinvestment plan.

During the three months ended February 28, 2009, the Company received a federal income tax refund of $665 and interest paid was $8,439.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

	For the Three						For the Period
	Months Ended		For the Fiscal Year Ended				September 28, 2004(1)
	February 28, 2009		November 30,				through
	(Unaudited)		2008	2007	2006	2005	November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$14.74		$30.08	$28.99	$25.07	$23.91	$23.70	(2)
Income from Operations(3)
Net investment income/(loss)	(0.08)		(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss) on investments, securities sold short, options and interest rate swap contracts	0.68		(12.56)	3.58	6.39	2.80	0.19

Total income/(loss) from investment operations	0.60		(13.29)	2.85	5.77	2.63	0.21

Dividends and Distributions — Preferred Stockholders(3)(4)
Dividends	—		—	(0.10)	—	(0.05)	—
Distributions — return of capital	—		(0.10)	—	(0.10)	—	—

Total dividends and distributions — Preferred Stockholders	—		(0.10)	(0.10)	(0.10)	(0.05)	—

Dividends and Distributions — Common Stockholders(4)
Dividends	—		—	(0.09)	—	(0.13)	—
Distributions — return of capital	(0.50)		(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — Common Stockholders	(0.50)		(1.99)	(1.93)	(1.75)	(1.50)	—

Capital Stock Transactions(3)
Underwriting discounts and offering costs on the issuance of preferred stock	—		—	—	—	(0.03)	—
Anti-dilutive effect due to issuance of common stock, net of underwriting discounts and offering costs	—		—	0.26	—	0.11	—
Anti-dilutive effect due to shares issued in reinvestment of dividends	—		0.04	0.01	—	—	—

Total capital stock transactions	—		0.04	0.27	—	0.08	—

Net asset value, end of period	$14.84		$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$17.32		$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(5)	33.5	%(6)	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(6)

Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$660,731		$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets:(8)
Excluding income tax expense/benefit, interest expense and auction agent fees	2.8%		2.5%	2.5%	3.4%	1.5%	1.2%
Excluding income tax expense/benefit	5.7%		5.9%	4.8%	5.1%	2.3%	1.2%
Including income tax expense/benefit	15.5%		(23.8)%	8.3%	18.9%	8.7%	4.7%
Ratio of net investment income/(loss) to average net assets	(2.4)%		(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	4.1	%(6)	(51.2)%	7.3%	21.7%	10.0%	0.9	%(6)
Portfolio turnover rate	5.4	%(6)	6.7%	10.6%	10.0%	25.6%	11.8	%(6)
Senior Notes outstanding, end of period	$304,000		$304,000	$505,000	$320,000	$260,000	—
Revolving credit facility	—		—	$97,000	$17,000	—	—
Auction Rate Preferred Stock, end of period	$75,000		$75,000	$75,000	$75,000	$75,000	—
Asset coverage of total debt — Dividend Payment Test(9)	342.0%		338.9%	372.3%	468.3%	487.3%	—
Asset coverage of total debt — Debt Incurrence Test(10)	342.0%		338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (Debt and Preferred Stock)(11)	274.3%		271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings outstanding per share of common stock during the period(3)	$6.85		$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 44,371,046; 43,671,666; 41,134,949; 37,638,314; 34,077,731 and 33,165,900, for the three months ended February 28, 2009, fiscal years ended November 30, 2008 through 2005 and the period September 28, 2004 through November 30, 2004.

(4)	The information presented for the three months ended February 28, 2009 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each other period is a characterization of a portion of the total distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(5)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumed reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(8)	The following tables set forth the components of the Company’s ratio of expenses to average total assets and average net assets for each period presented in the Company’s Financial Highlights.

	Ratio of Expenses to Average Total Assets as of
	February 28,	November 30,
	2009	2008	2007	2006	2005	2004

Management fees	1.3%	1.4%	1.4%	2.0%	0.9%	0.7%
Other expenses	0.4	0.2	0.2	0.2	0.3	0.4
Total expenses — excluding income tax expense/benefit, interest expense and auction agent fees	1.7%	1.6%	1.6%	2.2%	1.2%	1.1%
Interest expense and auction agent fees	1.8	2.1	1.3	1.1	0.6	0.0
Total expenses — excluding income tax expense/benefit income taxes and auction agent fees	3.5%	3.7%	2.9%	3.3%	1.8%	1.1%
Income tax expense/benefit	5.9	(18.5)	2.2	8.9	5.0	3.3
Total expenses — including tax expense/benefit	9.4%	(14.8)%	5.1%	12.2%	6.8%	4.4%

Average total assets	$1,053,397	$1,841,311	$2,105,217	$1,520,322	$1,137,399	$778,899

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

	Ratio of Expenses to Average Net Assets as of
	February 28,	November 30,
	2009	2008	2007	2006	2005	2004

Management fees	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.7	0.3	0.2	0.2	0.3	0.4
Total expenses — excluding income tax expense/benefit, interest expense and auction agent fees	2.8%	2.5%	2.5%	3.4%	1.5%	1.2%
Interest expense and auction agent fees	2.9	3.4	2.3	1.7	0.8	0.0
Total expenses — excluding income tax expense/benefit income taxes and auction agent fees	5.7%	5.9%	4.8%	5.1%	2.3%	1.2%
Income tax expense/benefit	9.8	(29.7)	3.5	13.8	6.4	3.5
Total expenses — including tax expense/benefit	15.5%	(23.8)%	8.3%	18.9%	8.7%	4.7%

Average net assets	$640,102	$1,143,192	$1,302,425	$986,908	$870,672	$729,280

(9)	Calculated pursuant to section 18(a)(1)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock and preferred stock if at the time of such declaration, asset coverage with respect to senior securities representing indebtedness would be less than 300% and 200%, respectively.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not incur additional indebtedness if, at the time of such incurrence, asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test the revolving credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness, and auction rate preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and auction rate preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2009
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B.  Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis and such calculation is made available on its website, www.kaynefunds.com. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

C.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For fixed income securities that are considered corporate bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

At February 28, 2009, the Company held 2.5% of its net assets applicable to common stockholders (1.6% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with fair value of $16,753. Although these securities may be resold in privately negotiated transactions (subject to certain restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material (See Note 7 — Restricted Securities).

D. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At February 28, 2009, the Company had no open short sales.

F. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the three months ended February 28, 2009, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $22,712 of dividends and distributions received from its investments. Net Realized Losses and Net Change in Unrealized Losses in the accompanying Statement of Operations were decreased by $6,676 and $16,036, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.

H. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. In accordance with Statement of Position (“SOP”) 93-1, Financial Accounting and Reporting for High-Yield Debt Securities by Investment Companies, to the extent that interest income to be received is not to be realized, a reserve against income is established.

Many of the Company’s fixed income securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows.

I. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends and distributions to stockholders of the Company’s auction rate preferred stock are accrued on a daily basis and are determined as described in Note 12 — Preferred Stock. The Company’s dividends and distributions will be comprised of return of capital and/or ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

determinations as to the character of the distribution until the January after the end of the current fiscal year. The Company will inform its common stockholders of the character of dividends and distributions made during that fiscal year in January following such fiscal year.

J. Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

K. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Company has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of February 28, 2009, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

L. Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risks. The Company uses interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

agreement by using interest rates currently available in the market. See Note 13 — Interest Rate Swap Contracts for more detail.

The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of a increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option.

The Company may also write (sell) call options with the purpose of generating income or reducing its holding of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The successful use of options depends in part on the degree of correlation between the options and securities.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8— Option Contracts for more detail on option contracts written and purchased.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard amends and expands the disclosure requirements of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, to illustrate how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS No. 133; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. As of December 1, 2008, the Company adopted SFAS No. 161.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

The following table sets forth the fair value of the Company’s derivative instruments.

Derivatives Not Accounted for		Fair Value as of
as Hedging Instruments		February 28,
Under SFAS No. 133	Statement of Assets and Liabilities Location	2009

Assets
Call options	Call option contracts purchased	$1,169
Interest rate swap contracts	Unrealized appreciation on interest rate swap contracts	154

		$1,323

Liabilities
Call options	Call option contracts written	$9
Interest rate swap contracts	Unrealized depreciation on interest rate swap contracts	28

		$37

The following table sets forth the effect of derivative instruments on the Statement of Operations.

		For the Three Months
		Ended February 28, 2009
			Change in
		Net Realized	Unrealized
		Gains/(Losses)	Gains/(Losses)
Derivatives Not Accounted for		on Derivatives	on Derivatives
as Hedging Instruments	Location of Gains/(Losses)	Recognized in	Recognized in
Under SFAS No. 133	on Derivatives Recognized in Income	Income	Income

Call options	Options	$345	$(2,250)
Interest rate swap contracts	Interest rate swap contracts	(13,154)	9,003

		$(12,809)	$6,753

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents our assets and liabilities measured at fair value on a recurring basis at February 28, 2009.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Investments(1)	$921,727	$899,290	$5,684	$16,753
Unrealized appreciation on interest rate swaps	154	—	154	—

Total assets at fair value	$921,881	$899,290	$5,838	$16,753

Liabilities at Fair Value
Unrealized depreciation on interest rate swaps	$28	—	$28	—
Option contracts written	9	—	9	—

Total liabilities at fair value	$37	—	$37	—

(1)	The Company’s investments in Level 3 represent its investments in Clearwater Natural Resources, L.P. and CNR GP Holdco, LLC as more fully described in Note 7 — Restricted Securities.

The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2008 and at February 28, 2009.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance — November 30, 2008	$32,987
Transfers out of Level 3	—
Realized gains/(losses)	—
Unrealized losses, net	(16,234)
Purchases, issuances or settlements	—

Balance — February 28, 2009	$16,753

The $16,234 of unrealized losses presented in the table above relate to investments that are still held at February 28, 2009 and the Company includes these unrealized losses in the Statement of Operations — Net Change in Unrealized Gains/(Losses).

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2008 and at February 28, 2009.

4.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A. Administration Agreement — On February 27, 2009, the Administration Agreement between the Company and Bear Stearns Funds Management Inc., dated September 15, 2004, was terminated. The termination was by mutual agreement of the parties. No penalties were incurred by the Company resulting from the termination of the Administration Agreement with Bear Stearns Funds Management Inc.

On February 27, 2009, the Company, entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement will terminate on February 27, 2010, with automatic one-year renewals unless earlier terminated by either party as provided under the terms of Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

For the three months ended February 28, 2009, the Company paid and accrued management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid distributions on any outstanding common stock and accrued and unpaid distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Clearwater Natural Resources, LP — At February 28, 2009, the Company held approximately 42.5% of the limited partnership interest of Clearwater Natural Resources, LP (“Clearwater”). The Company controls CNR GP Holdco, LLC, which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of Clearwater under the 1940 Act by virtue of its controlling interest in the general partner of Clearwater.

CNR GP Holdco, LLC — At February 28, 2009, the Company held an 83.7% interest in CNR GP Holdco, LLC (“CNR”), which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of CNR under the 1940 Act by virtue of its controlling interest. This security was purchased on March 5, 2008.

On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and CNR GP Holdco, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Both entities have continued operations as a debtor-in-possession. Clearwater’s existing lenders are providing debtor-in-possession financing and, as part of the financing agreement with the banks, Clearwater has agreed to pursue a sales process for the company.

Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KA Fund Advisors, LLC (“KAFA”). Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act.

6.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

(iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of February 28, 2009 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$87,566
Net unrealized losses on investment securities, interest rate swap contracts and option contracts	10,917
Other	112
Deferred tax liabilities:
Basis reduction of investment in MLPs	(14,638)
Valuation allowance	—

Total net deferred tax asset	$83,957

At February 28, 2009, the Company had federal net operating loss carryforwards of $236,666 (deferred tax asset of $80,284). The federal net operating loss carryforwards available are subject to limitations on their annual usage. Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $54,194, $52,182, $103,310 and $26,980 of the net operating loss carryforward will expire in 2026, 2027, 2028 and 2029, respectively. In addition, the Company has state net operating losses which represent a deferred tax asset of $7,282. These state net operating losses begin to expire in 2014 through 2029.

The Company periodically reviews the recoverability of its deferred tax asset based on the weight of available evidence. The Company’s analysis of the need for a valuation allowance considers that it has incurred a cumulative loss over the three year period ended November 30, 2008. Substantially all of the Company’s net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets.

When assessing the recoverability of its deferred tax asset, significant weight was given to the Company’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration was also given to the effects of potential of additional future realized and unrealized losses on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years.

Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Based on the Company’s assessment, it has determined that it is more likely than not that the net deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s net deferred tax asset.

The Company will continue to assess the need for a valuation allowance in the future. The Company will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in MLP cash distributions or significant further declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax asset and would likely result in a valuation allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35 percent to the net investment loss and realized and unrealized gains (losses) before taxes for the three months ended February 28, 2009, as follows:

Computed “expected” federal income tax	$14,558
State income tax, net of federal tax expense	832

Total income tax expense	$15,390

At February 28, 2009, the cost basis of investments for federal income tax purposes was $989,562 and the net cash received on option contracts written was $201. The cost basis of investments includes a $140,333 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At February 28, 2009, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$234,791
Gross unrealized depreciation of investments (including options)	(263,781)

Net unrealized depreciation before tax and interest rate swap contracts	(28,990)
Net unrealized appreciation on interest rate swap contracts	126

Net unrealized depreciation before tax	(28,864)

Net unrealized depreciation after tax	$(18,184)

7.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, securities that are not registered under the Securities Act of 1933, as amended, and cannot, as a result, be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At February 28, 2009, the Company held the following restricted investments:

			Number of				Fair
			Units,				Value	Percent	Percent
		Type of	Principal ($)	Acquisition	Cost	Fair	per	of Net	of Total
Investment	Security	Restriction	(in 000’s)	Date	Basis	Value	Unit	Assets	Assets

Clearwater Natural Resources, L.P.	Common Units	(1)	3,889	(2)	$72,860	$3,889	$1.00	0.6%	0.4%
Clearwater Natural Resources, L.P.	Term Loan	(1)	$13,601	(3)	13,638	12,831	n/a	1.9	1.2
Clearwater Natural Resources, L.P.	Deferred Participation Units	(1)	41	3/5/2008	—	—	—	0.0	0.0
Clearwater Natural Resources, L.P.	Warrants	(1)	34	9/29/2008	—	33	0.99	0.0	0.0
CNR GP Holdco, LLC	LLC Interests	(1)	n/a	3/5/2008	1,083	—	1,513	0.0	0.0

Total of securities valued in accordance with procedures established by the Board of Directors(4)					$87,581	$16,753		2.5%	1.6%

Calumet Lubricants Co., L.P.	Term Loan	(5)	$4,412	2/23/2009	$2,316	$2,249		0.3%	0.2%
Calumet Lubricants Co., L.P.	Letter of Credit Facility	(5)	$588	2/23/2009	309	301		0.1	0.0
Atlas Energy Resources, LLC	Senior Unsecured Notes	(5)	$2,427	1/8/2009	1,836	1,965		0.3	0.2

Total of securities valued by prices provided by market maker or independent pricing services					$4,461	$4,515		0.7%	0.4%

Total of all restricted securities					$92,042	$21,268		3.2%	2.0%

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

(1)	On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) and CNR GP Holdco, LLC (Clearwater’s general partner) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Both entities have continued operations as a debtor-in-possession. Clearwater’s existing lenders are providing debtor-in-possession financing and, as part of the financing agreement with the banks, Clearwater has agreed to pursue a sales process for the company. Financial markets remain volatile and energy-related commodity prices have declined to levels below those experienced during 2008. As a result, it is more difficult for interested parties to finance the purchase of Clearwater than in a more stable environment. Additionally, significant uncertainty exists with respect to pending U.S. environmental legislation and the ultimate impact on coal producers, such as Clearwater. For these reasons no assurances can be made as to the success of such sales process and the proceeds received in such process. Clearwater has an active dialogue with its existing lenders regarding the timing of such sales process.

(2)	The Company purchased common units on August 1, 2005 and October 2, 2006.

(3)	The Company purchased term loans on January 11, 2008; February 28, 2008; May 5, 2008; July 8, 2008; August 6, 2008; and September 29, 2008. As part of an Agreement with Clearwater’s existing lenders, the term loan owned by the Company is not currently paying cash interest expense. Such interest is “payment in kind”, with the principal amount of the term loan increased by such interest.

(4)	Restricted security that represent Level 3 under SFAS No. 157. Security is valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(5)	Unregistered security of a public company. Restricted security that represent Level 2 under SFAS No. 157. Securities with a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

8.	Option Contracts

Transactions in option contracts for the three months ended February 28, 2009 were as follows:

	Number of
	Contracts	Premium

Call Options Purchased
Options outstanding at beginning of period	17,100	$5,243
Options purchased	—	—
Options exercised	(4,180)	(1,632)
Options expired	—	—

Options outstanding at end of period	12,920	$3,611

Call Options Written
Options outstanding at beginning of period	800	$101
Options written	3,763	581
Options written terminated in closing purchase transactions	(1,600)	(282)
Options exercised	(388)	(98)
Options expired	(800)	(101)

Options outstanding at end of period	1,775	$201

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

9.	Investment Transactions

For the three months ended February 28, 2009, the Company purchased and sold securities in the amount of $49,124 and $57,429 (excluding short-term investments, options and interest rate swaps), respectively.

10.	Revolving Credit Facility

The Company has an unsecured revolving credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A. (“J.P. Morgan”). The Facility has a 364-day commitment terminating on April 14, 2009 that may be extended for additional non-overlapping 364-day periods if mutually agreed upon by both the Company and J.P. Morgan. Outstanding loan balances under the Credit Facility accrue interest daily at a rate equal to the one-month LIBOR plus 1.65 percent. The Company pays a fee equal to a rate of 0.50 percent per annum on any unused amounts of the Credit Facility. The Credit Facility contains various covenants of the Company related to other indebtedness, liens and limits on the Company’s overall leverage. A full copy of the Credit Facility can be found on the Company’s website, www.kaynefunds.com.

On January 19, 2009, the Company reduced the credit commitment under its Credit Facility with J.P. Morgan from $200,000 to $125,000.

On April 14, 2009, the Company extended the termination date of its unsecured revolving credit facility from April 14, 2009 to May 26, 2009. No other terms of the Company’s revolving credit facility have changed.

For the three months ended February 28, 2009, the Company had no outstanding borrowings under the Credit Facility.

11.	Senior Unsecured Notes

At February 28, 2009, the Company had $304,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding. The table below sets forth the key terms of each series of the Senior Unsecured Notes:

	Principal
Series	Outstanding	Rate	Maturity

G	$75,000	5.645%	6/19/2011
H	20,000	3-month LIBOR + 225 bps	6/19/2011
I	60,000	5.847%	6/19/2012
J	24,000	3-month LIBOR + 225 bps	6/19/2012
K	125,000	5.991%	6/19/2013

	$304,000

Holders of the fixed rate Senior Unsecured Notes (Series G, Series I and Series K) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series H and J) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19, and December 19) at the floating rate equal to the 3-month LIBOR plus 2.25%.

During the period, the average principal balance outstanding was $304,000 with a weighted average interest rate of 5.61%.

The Senior Unsecured Notes are not listed on any exchange or automated quotation system. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%. The

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

Senior Unsecured Notes contain various covenants of the Company related to other indebtedness, liens and limits on the Company’s overall leverage.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner. A full copy of the note purchase agreement can be found on the Company’s website, www.kaynefunds.com.

The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At February 28, 2009, the Company was in compliance with all covenants required under the Senior Unsecured Notes agreements.

12.	Preferred Stock

At February 28, 2009, the Company had 3,000 shares of Series D Auction Rate Preferred Stock (“ARP Shares”) outstanding, totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The ARP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the ARP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of February 28, 2009 was 1.00%. The weighted average dividend rate for the three months ended February 28, 2009, was 1.02%. This rate includes the applicable rate based on the latest results of the auction and does not include commissions paid to the auction agent. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding senior securities representing indebtedness and preferred stock would be less than 200%.

Since February 14, 2008, there have been more ARP Shares offered for sale then there were buyers of those ARP Shares, and as a result, the auctions of the Company’s Series D ARP Shares have failed. As a result, the dividend rate on the ARP Shares has been set at such maximum rate. Based on the Company’s current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable LIBOR.

The ARP Shares are redeemable in certain circumstances at the option of the Company. The ARP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of the ARP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of ARP Shares or the holders of common stock.

13.	Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. On December 24, 2008, the Company terminated $66,000 aggregate notional amount of interest rate swap contracts with a weighted average fixed interest rate of 3.77% for $3,550. On February 4, 2009, the Company paid $8,700 to reduce the fixed rates paid on the remaining interest rate swap contracts outstanding at the time.

As of February 28, 2009, the Company had entered into five interest rate swap contracts with UBS AG as summarized below.

			Net
		Fixed Rate	Unrealized
Termination	Notional	Paid by the	Appreciation/
Date	Amount	Company	(Depreciation)

12/6/2010	$50,000	1.16%	$75
1/22/2011	50,000	1.30	23
10/17/2010	25,000	1.16	17
10/17/2011	50,000	1.66	(28)
4/1/2011	19,000	1.28	39

Total	$194,000		$126

At February 28, 2009, the weighted average duration of the interest rate swap contracts was 2.0 years and the weighted average fixed rate was 1.34%. For all five interest rate swap contracts, the Company receives a floating rate, based on one-month LIBOR.

14.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 44,520,057 shares outstanding at February 28, 2009. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the three months ended February 28, 2009, were as follows:

Shares outstanding at November 30, 2008	44,176,186
Shares issued through reinvestment of cash distributions	343,871

Shares outstanding at February 28, 2009	44,520,057

15.	Notice of Potential Purchases of Preferred Stock

The Company may, from time to time, repurchase shares of its auction rate preferred stock for cash at a price not above the market value of such shares at the time of such purchase, subject to the requirements of applicable law.

16.	Subsequent Events

On March 12, 2009, the Company set aside for payment on April 17, 2009, a distribution to its common stockholders in the amount of $0.48 per share, for a total of $21,370. Of this total, $5,126 was reinvested into the Company, pursuant to the Company’s dividend reinvestment plan. In connection with that reinvestment, 287,037 shares of common stock were issued.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts share and per share amounts)
(UNAUDITED)

On March 12, 2009, the Board of Directors approved an amendment to the Company’s dividend reinvestment plan (the “Amended Plan”). Pursuant to the Amended Plan, the number of shares to be issued to a stockholder shall be based on the share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date. The Amended Plan will become effective on or around May 20, 2009.

On April 14, 2009, the Company extended the termination date of its unsecured revolving credit facility from April 14, 2009 to May 26, 2009. No other terms of the Company’s revolving credit facility have changed.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC. 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 305 Madison Avenue New York, NY 10165

1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company — a J.P. Morgan Company	PricewaterhouseCoopers LLP 350 South Grand Avenue
101 Carnegie Center Princeton, NJ 08540	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynefunds.com.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. The financial information included herein is taken from the records of the Company without examination by its independent registered public accounting firm who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.